As filed with the Securities and Exchange Commission on June 24, 2002

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 24, 2002
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                                 B&G Foods, Inc.
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             (Exact name of Registrant as specified in its charter)




           Delaware                       333-39813              13-3916496
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  (State o Other Jurisdiction            (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)




4 Gatehall Drive, Suite 110, Parsippany,  New Jersey                  07054
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       (Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:  (973) 401-6500
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Item 5.  Other Events.

         On June 24, 2002, B&G Foods, Inc. (the "Company") announced that it had extended the expiration date for its previously announced exchange offer. The press release issued by the Company detailing the extended expiration date is attached as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.
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         99.1     Press release issued by the Company dated June 24, 2002.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     B&G FOODS, INC.



Dated:  June 24, 2002                By:  /s/ Robert C. Cantwell
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                                         Robert C. Cantwell
                                         Executive Vice President of Finance and
                                           Chief Financial Officer



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                                Index to Exhibits
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Exhibit No.                             Description
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   99.1           Press release issued by the Company dated June 24, 2002.